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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 16, 2002



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   1-10651                      43-1455766
         --------                   -------                      ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri           63017
------------------------------------------------------------           -----
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (636) 733-1600
                                 --------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On May 16, 2002, Maverick Tube Corporation (the "Company") entered into an Underwriting Agreement between the Company and J. P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Raymond James & Associates, Inc., as the underwriters (collectively, the "Underwriters"), pursuant to which the Company will sell 5,000,000 shares of the Company's common stock pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-61292) as amended and supplemented by the prospectus supplement dated May 16, 2002. The Company also granted the Underwriters a 30-day option to purchase up to an additional 750,000 shares of its common stock to cover over-allotments. The Underwriting Agreement and the opinion of Gallop, Johnson & Neuman, L.C. relating to the sale of these shares of common stock are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K.

         Some of the information included or incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or the Company's future financial performance. These forward-looking statements are based on numerous assumptions that the Company believes are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Statements.
                           Not applicable

                  (c)      Exhibits

Exhibit                    Description

 1.1 Underwriting Agreement dated May 16, 2002 by and among the Company and the Underwriters.

 5.1                       Opinion of Gallop, Johnson & Neuman, L.C.
                           (incorporated herein by reference to Exhibit 5.1 of the Company's Form S-3 Registration No. 333-61292).

23.1 Consent of Gallop, Johnson & Neuman, L.C. (included in Exhibit 5.1).

99.1 Text of Press Release dated May 16, 2002 issued by the Company.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   May 16, 2002



                              MAVERICK TUBE CORPORATION


                              By:    /s/ Pamela G. Boone
                                   -------------------------------------------
                                     Pamela G. Boone
                                     Vice President-Finance and Administration
                                     and Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit           Description

 1.1 Underwriting Agreement dated May 16, 2002 by and among the Company and the Underwriters.

 5.1                       Opinion of Gallop, Johnson & Neuman, L.C.
                           (incorporated herein by reference to Exhibit 5.1 of the Company's Form S-3 Registration No. 333-61292).

23.1 Consent of Gallop, Johnson & Neuman, L.C. (included in Exhibit 5.1).

99.1 Text of Press Release dated May 16, 2002 issued by the Company.
















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